CONDENSED CONSOLIDATED INCOME STATEMENT (Parenthetical) - USD ($) $ in Millions	3 Months Ended		12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net Sales	$ 394.2	$ 410.7	$ 1,672.1	$ 1,677.5	$ 1,684.0
Cost of products sold	262.1	255.7	1,123.5	1,065.3	1,081.5
Kimberly Clark and Affiliates | Affiliated entity
Net Sales	0.0	21.3	78.7	91.3	92.6
Cost of products sold	$ 0.0	$ 19.4	$ 72.5	$ 82.8	$ 84.0